SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ___________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


 Date of report (Date of earliest event reported) June 22, 2006 (June 16, 2006)
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                         VELOCITY ASSET MANAGEMENT, INC.
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               (Exact name of registrant as specified in Charter)



          Delaware                     000-161570                65-0008442
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      (State of other             (Commission file no.)        (IRS employer
Jurisdiction of incorporation)                              identification no.)




   48 S. Franklin Turnpike, 3rd Floor, Ramsey, NJ                 07446
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       (Address of Principal Executive Offices)                 (Zip Code)


        Registrant's telephone number, including area code (201-760-1030)
                                                           --------------

         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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Item 4.01  Changes in Registrant's Certifying Accountants

On June 16, 2006, with the approval of the Audit Committee and the full Board of Directors of the Company, the firm of Weiser LLP ("Weiser") was appointed as the Company's independent accountants. During the Company's two most recent fiscal years or subsequent interim period, the Company has not consulted with Weiser regarding the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, nor did Weiser provide advice to the Company, either written or oral, that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. Further, during the Company's two most recent fiscal years or subsequent interim periods, the Company has not consulted with Weiser on any matter that was the subject of a disagreement or a reportable event.


Item 9.01.  Financial Statements and Exhibits

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.


                  Number            Description
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 22, 2006


                                          VELOCITY ASSET MANAGEMENT, INC.



                                          /s/ JOHN C. KLEINERT
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                                          John C. Kleinert
                                          Chief Executive Officer